0 JANUARY 2018 INVESTOR PRESENTATION

1 Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give Wingstop Inc.’s (the “Company”) current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The forward-looking statements contained in this presentation are based on assumptions that the Company has made in light of its industry experience and perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond its control) and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect its actual operating and financial performance and cause its performance to differ materially from the performance anticipated in the forward-looking statements. The Company believes these factors include, but are not limited to, those described under the sections “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, the Company’s actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Any forward-looking statement made by the Company in this presentation speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual operating and financial performance to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. The Company has provided a reconciliation of Adjusted EBITDA, a non-GAAP financial measure, to net income in the Appendix to this presentation. Adjusted EBITDA is presented because management believes that such financial measure, when viewed with the Company’s results of operations presented in accordance with GAAP and the reconciliation of Adjusted EBITDA to net income, provides additional information to investors about certain material non-cash items and about unusual items that the Company does not expect to continue at the same level in the future. Adjusted EBITDA is used by investors as a supplemental measure to evaluate the overall operating performance of companies in the Company’s industry, but you should not consider it in isolation, or as a substitute for analysis of results as reported in accordance with GAAP. The Company’s calculation of Adjusted EBITDA may not be comparable to that reported by other companies. For additional information about the Company’s non-GAAP financial measures, see the Company’s filings with the SEC. FORWARD-LOOKING STATEMENTS

2 CATEGORY OF ONE

3 Challenging Backdrop • 40%+ wing inflation with record wing costs; peak food cost impact of 680 bps • Post-election environment resulted in negative Q1 SSS • 135(2) net new openings; 13.5%(1) growth • 14th consecutive year of positive SSS • Q4 SSS growth of 5.2% • Q4 system-wide sales growth of 15.6% • 2017 System-wide sales of $1.1 billion • Successfully launched national advertising • Testing delivery in 3 diverse markets • Initiated regular dividend: targeted at 40% of FCF(3) 2017 TESTED THE STRENGTH OF OUR MODEL Note: (1) Based on preliminary results released on January 8, 2018. (2) Based on restaurant count as of 12/30/17. (3) FCF is defined as net income plus depreciation & amortization, stock compensation and changes in working capital less capital expenditures and required debt payments. Key Highlights (1)

4 LONG TRACK RECORD OF OUTSTANDING RESULTS CONTINUES Notes: (1) Three-year period ended September 30, 2017. (2) Refer to Adjusted EBITDA reconciliation in Appendix. 3 Year CAGR(1) Unit Development 17% System-Wide Sales 18% Revenue 15% Adjusted EBITDA(2) 20%

5 Source: Company filings. Notes: (1) Domestic system-wide (2) Americas (3) Total System (4) North America 2014 2013 2012 2012 – 2016 Stacked Same Store Sales SSS OUTPACE TOP INDUSTRY BRANDS 2015 (1) (1) (3) (1) (1) (3) (4) (3) (1) (2) 47.3% 38.5% 29.0% 19.7% 17.0% 16.7% 14.0% 12.1% 9.8% 3.2% 2.0% (3) 2016 3.2% 7.9% 12.5% 9.9% 13.8%

6 LONG-TERM GROWTH DRIVERS National Advertising Digital Expansion Delivery International

7 NATIONAL ADVERTISING NATIONAL ADVERTISING

8 SUCCESSFUL NATIONAL ADVERTISING ROLLOUT WITH UPSIDE OPPORTUNITY 2017 National Advertising Launch • Launched mid-February • Reach of 80% adults 18-49 • Cadence of 2-3 weeks on/off • Aided brand awareness improvement of 500 bps 2017 2018 2019 Future of National Ad Fund • National Ad Fund will grow with system-wide sales • Designed to provide multi-year benefit • Opportunity to increase contribution from 3% to 4% in 2019 -5.0% -3.0% -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% System Sales Comp vs. APT Index vs. Sales Index SSS % APT Sales Index

9 4.9% 6.5% 4.6% -2.1% -9.1% -9.6% -6.6% 6.9% -4.7% 12.1% -2.6% -8.9% -12.1% -5.5% -9.7% -4.6% -8.6% -9.2% -8.7% -12.2% -12.7% -15.5% -5.5% -5.3% -9.2% -10.5% -11.8% -3.4% -10.6% -6.6% -15.8% -4.5% -16.8% -11.8% -9.0% -5.7% -9.3% -17% to -12% -12% to -8% -8% to 0% 0% to 5% 5% to 13% Wingstop SSS variance to the APT Index - four weeks ended February 11, 2017 SALES TRENDS PRE-NATIONAL ADVERTISING ROLLOUT Source: APT Index. SSS variances compare Wingstop stores to APT index stores in those markets.

10 7.1% 30.9% 1.7% 11.4% 11.9% 27.4% 3.0% 7.9% 10.9% 4.3% 11.1% 1.0% 7.5% 10.6% 30.4% 17.0% 55.3% 8.3% 17.9% 6.7% 14.2% 7.9% 11.4% 9.8% 22.9% 23.6% 17.3% 32.6% 32.9% 7.2% 4.6% 25.4% 16.4% 27.3% 9.5% 22.8% 1.5% Wingstop SSS variance to the APT Index - four weeks ended December 16, 2017 SALES TRENDS POST-NATIONAL ADVERTISING ROLLOUT Source: APT Index. SSS variances compare Wingstop stores to APT index stores in those markets. -10% to 0% 0% to 5% 5% to 10% 10% to 20% 20%+

11 DELIVERY

12 • Initial test market of Las Vegas market experienced 10%+ incremental sales lift • Expanded test in late Q4 to Chicago and Austin markets • Strategic partnership with DoorDash • Likely rollout market-by-market beginning late 2018 / early 2019 EARLY SUCCESS IN INITIAL DELIVERY TEST MARKETS -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00 % W e ek 1 W e ek 3 W e ek 5 W e ek 7 W e ek 9 W e ek 1 1 W e ek 1 3 W e ek 1 5 W e ek 1 7 W e ek 1 9 W e ek 2 1 W e ek 2 3 W e ek 2 5 W e ek 2 7 W e ek 2 9 W e ek 3 1 W e ek 3 3 W e ek 3 5 W e ek 3 7 W e ek 3 9 Las Vegas Market SSS Growth 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% W k7 W k9 W k1 1 W k1 3 W k1 5 W k1 7 W k1 9 W k2 1 W k2 3 W k2 5 W k2 7 W k2 9 W k3 1 W k3 3 W k3 5 W k3 7 W k3 9 W k4 1 Las Vegas Market Digital Sales Mix Vegas Online Pickup Marketplace Delivery Wingstop.com Delivery System Online Pickup

13 DIGITAL

14 16% 17% 18% 19% 20% 21% 22% - 50 100 150 200 250 300 350 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 T o tal O n line S al e s % S to re C o u n t Less than 10% Between 10-15% Between 15-20% Between 20-25% Greater than 25% Total Digital Sales % POISED FOR CONTINUED DIGITAL GROWTH Sources: (1) As of quarter ended 9/30/17 for Domestic restaurants. (2) OLO. • 75% take-out • ~50% phone orders • $5 higher digital average ticket (1) • Q4 digital sales of 23% vs. fast casual average of 6%(2) 60% Wingstop Restaurants > 20% Digital Sales(1)

15 ON OUR WAY TO BEST IN CLASS DIGITAL SALES Sources: (1) Q4 2016 earnings call transcript. (2) Papa John’s Investor Presentation, Nov 2017. (3) Q3 2017 earnings call transcript. (4) Q4 2017 earnings call transcript. (1) (2) (3) (3) (3) (3) 0% 10% 20% 30% 40% 50% 60% (4) Potential impact from delivery 2019 annual growth of 400 bps 2018 annual growth of 400 bps D ig ita l S a les %

16 MEETING DIGITAL GUESTS WHERE THEY ARE First to launch: • Bot technology and customizable ordering on Facebook Messenger, Twitter and Amazon Alexa • Order directly from your GM vehicle via OnStar Marketplace

17 INTERNATIONAL

18 VISION: TOP 10 GLOBAL RESTAURANT BRAND Note: Unit counts as shown on most recent 10-Q or 10-K, except for the following: (1) Source - http://www.subway.com/en-us/exploreourworld 25.8 14.2 13.9 4.2 7.6 7.2 5.5 9.0 2.6 6.7 6.5 18.3 22.7 13.4 16.9 8.9 8.6 8.9 3.4 5.4 44.1 36.9 27.3 21.1 16.6 15.7 14.4 12.4 7.9 6.7 6.5 1 2 3 4 5 6 7 8 9 10 11 International Units US Units (1) (unit count in thousands)

19 STRONG EMERGING INTERNATIONAL BUSINESS Market (Date Open) Current Store Count (1) Potential Store Count (2) Mexico (11/09) 60 200 Indonesia (6/14) 21 75 Philippines (7/14) 11 50 Singapore (12/13) 5 15 UAE (4/15) 4 20 Malaysia (6/17) 2 50 Saudi Arabia (7/17) 1 125 Colombia (12/17) 2 30 Panama (2018) - 20 United Kingdom (2018) - 150 Australia/New Zealand (2018) - 175 France (2018) - 125 Totals 106 1,035 Business Performance • Accelerating sales to investment ratio • Solid unit economics • Restaurants operating in 8 countries (outside of the US) • Commitment agreements for 5 additional countries to open 2018 – 2019 Note: (1) Unit data as of 12/30/17. (2) Potential store count based on Company and franchisee estimates.

20 COMPELLING SSS GROWTH AND UNIT LEVEL ECONOMICS 4.9% 11.2% 13.4% 3.9% 15.3% 9.9% 2012 2013 2014 2015 2016 2017 International SSS(1) Momentum Market Sales to Investment Ratio (2) Mexico 2.0:1 Indonesia 2.0:1 Philippines 1.5:1 Singapore 3.5:1 UAE 1.5:1 Malaysia 4.0:1 Saudi Arabia 2.0:1 United States 3.0:1 Solid Unit Level Economics Note: (1) International sales exclude the impact of foreign currency exchange rate changes. (2) Sales to investment ratio is based on fiscal 2017 sales / avg. investment cost as reported by the franchisee. 6th Consecutive Year of Positive SSS Growth

21 FAST CASUAL SPORTS – CASUAL DINING • Contemporary design • Order at counter • Table delivery and beer (optional) • Digital menu boards • 50-70 seats • Sports theme design • Table service • Full bar • 20+ TV monitors & audio • 150-200 seats WITH PROVEN PORTABILITY TO MEET LOCAL MARKET NEEDS

22 • First Wingstop Opened in 2009 • 60 restaurants as of 12/30/2017 • Sports – Casual Dining Model • Clear market leader chicken wing concept 10 14 18 24 34 44 60 2011 2012 2013 2014 2015 2016 2017 2011 2012 2013 2014 2015 2016 2017 PROVEN INTERNATIONAL MODEL - MEXICO Total Store Count AUV and Same Store Sales Growth Market Overview 6.4% 14.7% 15.3% 4.7% 14.3% 8.3% 8.5% AUV

23 5 10 15 21 2014 2015 2016 2017 2015 2016 2017 PROVEN INTERNATIONAL MODEL - INDONESIA Total Store Count AUV and Same Store Sales Growth • First Wingstop Opened in 2014 • 21 restaurants as of 12/30/2017 • Fast Casual Model • 20%+ Delivery Sales Mix 22% 35% 23% AUV Market Overview

PROVEN PORTABILITY WITH SIGNIFICANT WHITESPACE


Current market
Signed/to be launched by mid-2018
Targeted for late 2018 to 2021

Europe

Market	Consumption
Poland	27kg
Ireland	23kg
France	16kg
Germany	12kg
United Kingdom	11kg

Asia

Market	Consumption
Malaysia	41kg
Australia	39kg
New Zealand	35kg
China	12kg
India	2kg

Americas

Market	Consumption
Brazil	39kg
Canada	32kg
Colombia/Panama	31kg

Middle East

Market	Consumption
Saudi Arabia	44kg
Kuwait	32kg
Bahrain	24kg

Africa

Market	Consumption
South Africa	31kg

Source: EOCD-FAO Agricultural Outlook 2015.

Note:
(1) Unit data as of Q3'15; Poultry consumption in estimated average kilograms per capita from 2012 to 2014.

24

25 Distrito Federal, Mexico

26 Distrito Federal, Mexico

27 Manila, Philippines

28 LONG-TERM GROWTH DRIVERS National Advertising Digital Expansion Delivery International

29 53 64 82 118 139 115 4 10 20 24 20 32 57 74 102 142 159 147 2012 2013 2014 2015 2016 2017 Domestic International 274 363 503 530 518 445 107 136 268 249 359 596 381 499 771 779 877 1041 2012 2013 2014 2015 2016 2017 Domestic International GLOBAL MOMENTUM Global Gross New Unit Openings Global Restaurant Opening Commitments

30 FAVORABLE TRENDS IN WINGS Fresh Jumbo Wing Price Per Pound $1.25 $1.35 $1.45 $1.55 $1.65 $1.75 $1.85 $1.95 $2.05 $2.15 $2.25 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 2017

31 Franchisee Year 2 Target(1) Domestic System Average(4) Unit Economics AUV $890k $1.1M Investment Cost(2) $370k Unlevered Year 2 COC Return(3) 35%-40% 50%+ BEST IN CLASS UNIT LEVEL ECONOMICS Notes: (1) AUV based on year 2 sales volumes for the 2014 vintage years. (2) Investment cost based on last 2 fiscal years actual costs; excludes pre-opening and working capital. (3) Average store economics are internal Company estimates based on unaudited results reported by franchise owners. (4) As of 9/30/17.

32 5.2x 2.4x 5.0x 3.4x Q1 2015 Post Recap. Q2 2016 Q2 2016 Pro- Forma Q3 2017 97.1 95.9 94.0 90.6 71.4 EBITDA Growth and Cash Generation Support Return of Capital and Deleveraging (5) $1.83 Per Share Dividend (2) (2) (4) % LTM Q3 2017 Cash Conversion(1) $2.90 Per Share Dividend Net Debt / LTM Adjusted EBITDA(3) SHAREHOLDER FRIENDLY MODEL Source: Public company filings. Notes: (1) Defined as (EBITDA – CapEx) / EBITDA. (2) Calculations use Adj. EBITDA. (3) Leverage = Net Debt / LTM Adjusted EBITDA. (Refer to appendix for reconciliation.) (4) LTM Q3 Capex of $2.4 million is adjusted for store acquisitions. (5) Primary proceeds were used to pay a $2.90 per share special cash dividend. (Refer to appendix for Pro-Forma reconciliation.)

33 Disciplined Unit Growth Strong Same Store Sales Growth Steady, Reliable Profit Growth + = ATTRACTIVE BUSINESS MODEL LONG-TERM GROWTH TARGETS UNIQUELY POSITIONED FRANCHISE MODEL LONG-TERM FINANCIAL TARGETS* *These are not projections; they are goals and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section in our Form 10-K and other filings with the SEC. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals. • 10%+ annual unit growth • Becoming a top 10 global restaurant brand • Low single digit annual growth • Online ordering • National advertising • 13%-15% Adjusted EBITDA growth • 18%-20% Net Income / EPS growth • Strong free cash flow and conversion

34 APPENDIX

HISTORICAL ADJUSTED EBITDA RECONCILIATION

In $000s	Year Ended Dec. 28, 2013	Year Ended Dec. 27, 2014	Year Ended Dec. 26, 2015	Year Ended Dec. 31, 2016	YTD Sept. 26, 2015	YTD Sept. 24, 2016	YTD Sept. 30, 2017
Net income	**7,530**	**8,986**	**10,106**	**15,434**	**6,311**	**11,122**	**16,807**
Interest expense, net	2,863	3,684	3,477	4,396	2,764	2,858	3,908
Income tax expense	4,493	5,312	5,739	9,119	3,753	6,714	6,161
Depreciation and amortization	3,030	2,904	2,682	3,008	1,944	2,187	2,407
EBITDA	**17,916**	**20,886**	**22,004**	**31,957**	**14,772**	**22,881**	**29,283**
Adjustments							
Management agreement termination fee[1]	–	–	3,297	–	3,297	–	–
Management fees[2]	436	449	237	–	237	–	–
Transaction costs[3]	395	2,169	2,186	2,388	2,186	2,272	–
Gains and losses on disposal of assets[4]	–	(86)	–	–	–	–	–
Stock-based compensation expense[5]	748	960	1,155	1,231	492	392	894
Adjusted EBITDA	**19,495**	**24,378**	**28,879**	**35,576**	**20,984**	**25,545**	**30,177**

Notes:

(1) One-time fee of approx. $3.3 million paid in consideration of termination of management agreement with Roark Capital Management, LLC.

(2) Includes management fees and other out-of-pocket expenses paid to Roark Capital Management, LLC.

(3) Represents costs and expenses related to refinancings of our credit agreement and our public offerings.

(4) Represents non-cash gains and losses resulting from the sale of company-owned restaurants to a franchisee and associated goodwill impairment.

(5) Includes non-cash, stock-based compensation.

35

36 In $000s June 25, 2016 Adjustments for Refinance and Dividend(1) Q2 Pro-Forma Ending Balance September 30, 2017 Total Debt 85,500 79,500 165,000 140,625 Cash and Cash Equivalents 10,014 (3,684) 6,330 4,589 Net debt 75,486 83,184 158,670 136,036 NET DEBT RECONCILIATION Note: (1) Adjusted for proceeds from the new senior secured debt facility and available cash used to fund the special cash dividend.